Exhibit 4.4

[FORM OF STOCK CERTIFICATE]

Unisys Corporation
Common Stock	CUSIP 909214 10 8
PAR VALUE $.01 PER SHARE	See reverse side for certain definitions

Incorporated under the Laws of the State of Delaware
	Number	Shares
This certificate is transferable in New York, NY	BCN

This is to certify that Is the owner of

Fully paid and non-assessable shares of the Common Stock of

Unisys Corporation, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued, and shall be held, subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto and supplements thereof (copies of which are on file with the Transfer Agent), which are hereby made a part hereof with the same effect as if they were herein fully set forth, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

President and Chief Executive Officer	Senior Vice President, General Counsel and Secretary

COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR

BY	AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT –		Custodian		UNIF TRAN MIN ACT–		Custodian

TEN ENT –	as tenants by the entireties		(Cust)		(Minor)		(Cust)		(Minor)

JT TEN –	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors				under Uniform Gifts to Minors
			Act				Act
				(State)				(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.